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                                                                    Exhibit 99.2

                         TELETOUCH COMMUNICATIONS, INC.

                             OFFICER'S CERTIFICATION
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

                                 August 28, 2002

         The undersigned J. Kernan Crotty appointed and incumbent officer of TELETOUCH COMMUNICATIONS, INC., a Delaware corporation (the "Corporation"), in connection with the Corporation's Annual Report on Form 10-K for the Fiscal Year ended May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that to the best of his knowledge:

             1.  The Report is in full compliance with reporting requirements of
             Section 13(a) of the Securities Exchange Act of 1934, as amended;
             and

             2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

/s/ J. Kernan Crotty
--------------------
J. Kernan Crotty
President and Chief Financial Officer
August 28, 2002